EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

Significant Subsidiaries

                                                               Percentage of Voting
                                          Jurisdiction of        Securities Owned      Number of US        Number of
               Company                     Incorporation           by Registrant       subsidiaries   Non-US subsidiaries
              --------                    ---------------      --------------------    ------------   -------------------
Omnicom Capital Inc. ...........           Connecticut                 100%                 0                 0
Omnicom Finance Inc. ...........             Delaware                  100%                 0                 0
Omnicom Europe Limited .........          United Kingdom               100%                 2               282
BBDO Worldwide Inc. ............             New York                  100%                 8               510
DDB Worldwide Communications
   Group, Inc. .................             New York                  100%                 8               191
DDB Holding Europe S.C.A .......              France                    86%                 0               138
TBWA Worldwide Inc. ............             New York                  100%                10               225
Fleishman-Hillard Inc. .........             Delaware                  100%                 7                14
Bernard Hodes Group Inc. .......             Delaware                  100%                 0                 0
Omnicom Media Group
   Holdings Inc. ...............             Delaware                  100%                 2                 0
DAS Holdings Inc. ..............             Delaware                  100%                 6                 1
Porter Novelli Inc. ............             Delaware                  100%                 5                 1
Rapp Collins Worldwide .........             Delaware                  100%                 5                 0

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Other Agencies

                                                                                            Percentage of Voting
                                                                           Jurisdiction of    Securities Owned
                               Company                                      Incorporation       by Registrant
                               -------                                     ---------------  -------------------
Abbott Mead Vickers ................................................       United Kingdom            100%
Accel Healthcare....................................................          Delaware                63%
Adelphi Group Limited...............................................       United Kingdom            100%
Alcone Marketing Group..............................................         California              100%
Arnell Group Inc....................................................          Delaware               100%
AWE.................................................................          Delaware               100%
Brodeur Worldwide...................................................        Massachusetts            100%
Carlson and Partners................................................          New York               100%
Clark and Weinstock.................................................          Delaware               100%
Claydon Heeley Jones Mason..........................................       United Kingdom            100%
Cline Davis and Mann................................................          New York               100%
Cone................................................................        Massachusetts            100%
Corbett Healthcare Group............................................          Illinois               100%
CPM International...................................................       United Kingdom            100%
Davie-Brown Inc.....................................................         California              100%
Dieste, Harmel and Partners.........................................            Texas                100%
Direct Partners ....................................................          Delaware               100%
Doremus ............................................................          Delaware               100%
Eden Communications Group...........................................          Delaware               100%
Element 79 Partners.................................................          Delaware                80%
Footsteps...........................................................          Delaware               100%
Gary M. Reynolds Associates, Inc....................................          Wisconsin              100%
Gavin Anderson and Company..........................................          Delaware               100%
Goodby, Silverstein and Partners....................................         California              100%
Grizzard............................................................          Delaware               100%
GSD&M LP............................................................            Texas                100%
Harrison and Star Business Group....................................          New York               100%
Horrow Sports Ventures..............................................           Florida                80%
ICON................................................................         Connecticut              51%
Integrated Merchandising Systems, Inc...............................          Delaware               100%
Integer Group.......................................................          Colorado               100%
Interbrand Corporation..............................................          New York               100%
Kaleidoscope........................................................          New York               100%
Ketchum Inc.........................................................          Delaware               100%
Ketchum Directory Advertising.......................................          Delaware               100%
KPR.................................................................          New York               100%
Lieber Levett Koenig Farese Babcock.................................          New York               100%
Live Web............................................................          Delaware               100%
Lyons Lavey Nickel Swift............................................          New York               100%
MARC Research.......................................................            Texas                100%
Market Star Corporation.............................................            Utah                  54.3%
Martin/Williams.....................................................          Minnesota              100%
Merkley Newman Harty Inc............................................          Delaware               100%
Millsport...........................................................          Delaware                60%
Moss Dragoti (a division of Omnicom Group Inc.).....................             N/A                   N/A
New Solutions.......................................................       United Kingdom            100%
Novus...............................................................          Delaware               100%
PhD Network.........................................................       United Kingdom            100%
PentaMark Worldwide.................................................          Delaware               100%
Pauffley............................................................       United Kingdom            100%
PGC Advertising.....................................................            Texas                100%
Radiate Sports & Entertainment Group................................          Delaware               100%

Other Agencies

                                                                                            Percentage of Voting
                                                                           Jurisdiction of    Securities Owned
                               Company                                      Incorporation       by Registrant
                               -------                                     ---------------  --------------------
Russ Reid Company...................................................          Illinois                50%
Smythe Dorward Lambert..............................................          Delaware               100%
Targetbase..........................................................       United Kingdom            100%
TARGIS Healthcare Communications Worldwide..........................           Germany                85%
Tequila International Holdings......................................          Delaware               100%
The Designory.......................................................         California              100%
The Marketing Arm...................................................          Delaware               100%
Tic Toc.............................................................          Delaware                85%
TLP-Tracy Locke Partnership.........................................            Texas                100%
The Promotion Network...............................................            Texas                 51%
Tribal DDB..........................................................          Delaware               100%
U.S. Marketing and Promotions.......................................          Delaware               100%
Washington Speakers Bureau..........................................          Delaware               100%
Wolff Olins.........................................................       United Kingdom            100%
Zimmerman and Partners Advertising..................................          Delaware               100%
@tmosphere Interactive..............................................          Delaware                90%
1Health Communications..............................................         California              100%